UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2007 – DECEMBER 31, 2007 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

December 31, 2007

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund

Annual Report—December 31, 2007

TABLE OF CONTENTS	Page
ABOUT YOUR FUND’S EXPENSES	1

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	2

TimesSquare Mid Cap Growth Fund	8

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	15
Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	16
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	17
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	20
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24

TRUSTEES AND OFFICERS	25

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2007	Expense Ratio for the period	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.04%	$1,000	$1,008	$5.26
Based on Hypothetical 5% Annual Return	1.04%	$1,000	$1,020	$5.30
Premier Class Shares
Based on Actual Fund Return	1.15%	$1,000	$1,008	$5.82
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.85
TimesSquare Mid Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.03%	$1,000	$1,002	$5.20
Based on Hypothetical 5% Annual Return	1.03%	$1,000	$1,020	$5.24
Premier Class Shares
Based on Actual Fund Return	1.18%	$1,000	$1,001	$5.95
Based on Hypothetical 5% Annual Return	1.18%	$1,000	$1,019	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments

The Managers AMG TimesSquare Small Cap Growth Fund seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC

TimesSquare Capital Management, LLC’s investment team (“TimesSquare”) utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Ken Duca and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The Year in Review

The last few years of relative calm in the financial markets made 2007, a year of historically average volatility, feel like a volatility storm. On the positive side, strong global liquidity resulted in record setting mergers and acquisitions and stock buy-backs in the first half of the year. In the more tumultuous second half, we experienced the re-pricing of unsustainable levels of risk tolerance in the debt markets and its unfavorable impact on the equity markets.

Small caps were behind the large caps for the full year. Interestingly, growth stocks held up better than value stocks, even in the sell-off, and they led for the full year in all size categories. For all of 2007 the Russell 2000® Growth Index, up 7.1%, beat the Russell 2000® Value Index, down -9.8%, by almost 17%, which is the third-largest spread ever. Much of the difference can be attributed to the negative impact of financial services and REIT’s on the value indices and the greater positive impact of global growth on the growth indices, as well as the strong contribution to the growth indices from the health care sector.

The year 2007 was challenging for our valuation-conscious style. The market did not differentiate on valuation; higher P/E strategies and price momentum strategies tended to work best for the year as a whole. Strong relative stock selection in two of the strongest groups of 2007, health care and energy, added favorably to our results for the year. On the negative side, poor relative stock selection in the materials and processing, consumer discretionary, and technology sectors hurt the Fund for the full year.

The health care sector was the top-contributing sector for all of 2007 thanks in part to strong stock selection. It is not unusual to see this sector hold up better as the economic forecast looks cloudier. In addition, though private-equity-funded acquisitions dried up in the latter part of the year, strategic buyers took advantage of market weakness to pounce on desired targets. One of the Fund’s top contributors for the year was Respironics, the global leader in respiratory devices used for obstructive sleep apnea. With strong fundamentals pushing the stock higher for most of the year, it received an additional boost when the company received an acquisition offer for $66 per share from Royal Philips Electronics last quarter; the stock was up 73% for the 12 months. A strong contribution came from Pharmion, up 145% for the year. The specialty pharmaceutical company with a track record of successfully in-licensing, developing, and commercializing oncology drugs that focus on blood-related tumors, reported better-than-expected revenues at the end of July; then the company reported favorable statistically significant results on survival benefits of its lead product Vidaza for treating myelodysplastic syndrome (MDS), and finally capped off the year by announcing that it is being acquired by Celgene in a deal of cash and stock worth approximately $72 per share. Good news on products in its pipeline resulted in a strong contribution from Biomarin Pharmaceuticals, a biotechnology company focused on enzyme replacement therapies for rare genetic diseases, a niche market with low clinical and regulatory risks and high barriers to entry. The company received FDA approval for Kuvan for treating PKU, a rare genetic metabolic disorder; it returned 115% in 2007.

The energy sector had an outstanding year, and the Fund’s holdings added relative and absolute value. Strong production growth propelled investments in oil and gas exploration companies, Denbury Resources and Quicksilver Resources, higher, and they made significant contributions, up 101% and 63%, respectively. We eliminated the position in Denbury Resources due to its appreciating market capitalization. We replaced it with another exploration and production company, Arena Resources, which has an outstanding asset base with strong organic growth. That stock was also a solid contributor, up 99%. We expect Arena’s long-lived oil asset base to provide many years of strong organic production and reserve growth. In addition, Arena has been able to make property acquisitions at attractive, accretive valuations. One of the top contributors was Exterran, up 32%. In the first quarter of last year, one of the Fund’s holdings, Universal Compression, which provides compression services to the domestic and international natural gas industry, announced a merger with Hanover Compressor. The merger officially closed in the third quarter, and the company became called Exterran. We expect that the coming year will reflect the positive impact of cost synergies from the merger.

Worries about an economic slowdown affected the consumer discretionary stocks, and the Fund’s holdings were relative detractors for the full year as business services holdings did not hold up as well as they have traditionally. These business services companies were affected by worries that their business customers would cut spending in an economic slowdown. In particular, a poor contribution came from Resources Connection, which provides outsourced professional services to corporate clients in the United States in various areas such as finance, accounting, risk management, and human resources among others. Near-term growth assumptions may have to be tempered due to the macro-economic headwinds, and the stock had a challenging year, off 40%. Corporate Executive Board, which provides best practices research and analysis, focusing on corporate strategy, operations, and management issues, has faced some challenges from its sales force, and the stock was off 30% last year. We expect the opportunities for growth to be better in 2008 with a more productive sales force. The Fund’s bottom contributor was Pool Corporation, off 49%. The distributor of swimming pool supplies is experiencing tougher industry conditions than we had anticipated. Though 65-70% of its revenues are recurring in nature,

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

new pool construction is down 20%. That led to lowered earning expectations for 2007 and 2008. We reduced the Fund’s position, but we still believe this is an attractive business model over the long term. We have high regard for the management team, which continues to gain market share, even as it is currently navigating through a more difficult economic environment. In our opinion, the company remains well-positioned to benefit when macro-economic conditions improve. At the current valuation levels, we find the risk-reward to be favorable given our long-term outlook. On a positive note, education stocks tend to do better when the economy weakens; as unemployment increases, individuals seek to improve their skills and become more marketable in the employment sector. Capella Education, a provider of online post-secondary education services (Capella University) targeting adults, reported several strong quarters and raised its outlook on better enrollment growth and improving operating margins. We believe that recent program expansion should drive additional enrollment growth. The stock was one of the Fund’s top performers for the full year, up 115%.

Our technology holdings lagged. We sold the Fund’s position in Kenexa, which provides software and services that enable organizations to recruit and retain employees, when it lost a big contract and guided next year’s earnings lower. We are disappointed with the company’s execution of their business strategy, and the position was a poor contributor, down 47%. We reduced a position in American Reprographics, which provides document management services to the architectural, engineering and construction industry. The company reported disappointing revenues. Though most of their business is dependent on the commercial construction cycle, the downturn in residential construction is affecting them more than had been anticipated and the position was among the poorer contributors, off 51%. We believe the stock is inexpensive at the current levels. On the positive side, the Fund initiated a position in the IPO of Solera Holdings, the leading global provider of software and vehicle repair data to the automobile insurance claims processing industry. The stock was a top contributor, up 52%; the company reported better-than-expected quarterly results and raised guidance as well. The business is relatively defensive in a slowing economy. In addition, Solera generates more than 50% of its revenue from international markets.

Although the financial services sector declined in 2007, the Fund’s holdings produced relative and absolute returns. The overweight in financial services stems from our emphasis on the financial data and transactions processors, which actually did fairly well as a group. Alliance Data Systems, which provides transaction services, credit services, and marketing services in North America, was among the Fund’s top contributors, up 23% after the company agreed to a $6.43 billion cash takeover by the private equity firm Blackstone Group. We sold the position after the deal was announced and long before it fell apart. A strong contributor to the Fund was Investors Financial Services, up 47%. State Street acquired the company, which provides asset administration services to financial services organizations, in a stock transaction valued at approximately $4.5 billion. A strong contributor for most of 2007 was Huron Consulting Group, which provides financial and operational consulting services, up 76% as the company experienced favorable business momentum, beat quarterly expectations, and raised forward guidance. We remain impressed with this solid management team.

Materials and processing stocks lagged behind the sector benchmark and performed poorly in 2007. With commodity companies in the chemicals, fertilizers, metals, and steel industries providing strong contributions to the benchmark for the full year, we were at a disadvantage, as these companies don’t typically fulfill our requirements of desirable investment criteria. In addition, it has not been a good year for one of our long-time holdings, Mobile Mini. Mobile Mini, which provides portable storage solutions, including refurbished and modified storage units, pre-released their earnings, which were slightly disappointing on higher costs. Non-residential construction is slowing, which is affecting them, but we believe the current valuation reflects that. The company has been actively buying back the stock. The stock was down 30% in the last year.

Looking Forward

As we enter 2008 we believe that we have yet to garner the full impact on our economy unleashed by the sub-prime crisis. We know that the housing market has dramatically slowed and that credit contagion problems keep surfacing. We believe that credit will become more expensive and less readily accessible for many businesses and consumers. Now that the slowdown scenario is unfolding, recession risks appear to be increasing by the day. Employment is weakening; payroll employment is up 0.9% year over year and household employment is up just 0.2% year over year. Weaker readings on the manufacturing and the service sector have appeared from the Institute for Supply Management. Sales for retailers have also been disappointing. The Fed may look to cut interest rates again if the threat of recession outweighs the threat of inflation. Even if it does, we believe that the days of easy credit are probably behind us and the consumer still has a lot of de-leveraging ahead.

Consensus expectations for corporate profits for small-and mid-cap companies are optimistic for 2008. According to Merrill Lynch, Wall Street expects small-cap earnings growth to be 19.5% and mid-cap earnings growth to be 14.5% for the full year. We believe these forecasts still need to come down. Though small caps don’t do well as we enter a recession, they historically make a strong showing in the second half of the recession and during the period the economy emerges from a recession. The growth style might need to take a breather after scoring its biggest victory against value since 1999, but we believe that longer term the outlook still looks good as relative valuations remain attractive and the earnings for the growth stocks have been much better than for the value stocks. In addition, Fed interest rate cuts favor growth stocks over value stocks. In any scenario, our focus remains on identifying the experienced management teams in businesses that can navigate through the increasingly uncertain waters.

Cumulative Total Return Performance

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on January 21, 2000 to a $10,000 investment made in the Russell 2000® Growth Index for the same

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Small Cap Growth Fund – Institutional Class Shares and the Russell 2000® Growth Index since inception through December 31, 2007.

AVERAGE ANNUAL TOTAL RETURNS	One Year	Five Years	Since Inception*
TimesSquare Small Cap Growth Fund - Institutional Class	10.00%	17.29%	7.95%
TimesSquare Small Cap Growth Fund - Premier Class	9.84%	17.15%	7.80%
Russell 2000® Growth Index	7.05%	16.50%	(0.33)%

*	Commencement of operations was January 21, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The listed returns on the Fund are net of expenses. From time to time the Fund’s advisor has waived fees or reimbursed expenses, which may have resulted in higher returns. Returns for less than one year are not annualized.

The Fund or strategies are subject to risks associated with investments in small and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 2000® Index and the Russell 2000® Growth Index are registered trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

TimesSquare Small Cap Growth Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	TimesSquare Small Cap Growth**	Russell 2000® Growth
Information Technology	23.4%	23.0%
Health Care	18.5%	21.8%
Industrials	16.2%	16.6%
Financials	9.9%	7.7%
Consumer Discretionary	9.9%	15.4%
Energy	9.7%	7.1%
Consumer Staples	4.1%	2.3%
Telecommunication Services	2.8%	1.3%
Utilities	0.9%	0.6%
Materials	0.0%	4.2%
Other Assets and Liabilities	4.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Global Payments, Inc.*	2.5%
Respironics, Inc.*	2.4
Magellan Health Services, Inc.*	2.3
Solera Holdings, Inc.	2.2
Haemonetics Corp.	1.9
Bio-Rad Laboratories, Inc.	1.7
Exterran Holdings, Inc.	1.5
Wright Express Corp.	1.5
Pharmion Corp.	1.5
DealerTrack Holdings, Inc.	1.4

Top Ten as a Group	18.9%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 95.4%
Consumer Discretionary - 9.9%
Arbitron, Inc.	95,000	[2]	$3,949,150
Capella Education Co.*	120,000		7,855,200
Corinthian Colleges, Inc.*	325,000	[2]	5,005,000
Dolan Media Co.*	160,000	[2]	4,667,200
Gaylord Entertainment Co., Class A*	185,000		7,486,950
Hibbett Sports, Inc.*	200,000		3,996,000
Iconix Brand Group, Inc.*	184,700		3,631,202
Monro Muffler Brake, Inc.	187,500		3,654,375
Movado Group, Inc.	116,000		2,933,640
Orient-Express Hotels, Ltd.	115,000		6,614,800
Pool Corp.	278,137		5,515,457
RC2 Corp.*	155,000		4,350,850
RRSat Global Communications Network, Ltd.*	206,000		4,056,140
Smith & Wesson Holding Corp.*	350,000	[2]	2,135,000
Total Consumer Discretionary			65,850,964
Consumer Staples - 4.1%
Central Garden & Pet Co., Class A*	275,000		1,474,000
Chattem, Inc.*	90,000	[2]	6,798,600
Herbalife Ltd.	200,000		8,056,000
Smart Balance, Inc.*	280,000		3,060,400
United Natural Foods, Inc.*	250,000	[2]	7,930,000
Total Consumer Staples			27,319,000
Energy - 9.7%
Arena Resources, Inc.*	220,000		9,176,200
Bolt Technology Corp.*	110,000		4,177,800
Cal Dive International, Inc.*	369,500	[2]	4,892,180
Concho Resources, Inc.	234,200	[2]	4,826,862
Exterran Holdings, Inc.*	125,000	[2]	10,225,000
Hercules Offshore, Inc.*	142,036		3,377,616
Matador Resources Co.*	125,000	[4,5]	3,750,000
NATCO Group, Inc.*	171,600		9,292,140
Quicksilver Resources, Inc.*	140,000		8,342,600
T-3 Energy Services, Inc.*	130,000		6,111,300
Total Energy			64,171,698
Financials - 9.9%
Argo Group International Holdings, Ltd.*	173,566		7,312,336
Assured Guaranty, Ltd.	290,000		7,696,600
Cohen & Steers, Inc.	100,000		2,997,000
DuPont Fabros Technology, Inc.	265,000		5,194,000
Evercore Partners, Inc., Class A	180,500		3,889,775
HFF, Inc., Class A*	212,300	[2]	1,643,202
Jefferies Group, Inc.	255,000	[2]	5,877,750
Markel Corp.*	12,000		5,893,200
optionsXpress, Inc.	270,000		9,131,400
Portfolio Recovery Associates, Inc.	190,000		7,537,300
Primus Guaranty, Ltd.*	438,273		3,072,294
Resource America, Inc.	170,000		2,493,900
Virginia Commerce Bancorp, Inc.*	250,000		2,932,500
Total Financials			65,671,257
Health Care - 18.5%
American Dental Partners, Inc.*	210,000		2,106,300
Arthrocare Corp.*	80,000	[2]	3,844,000
AtriCure, Inc.*	226,000		2,962,860
BioMarin Pharmaceutical, Inc.*	170,000		6,018,000
Bio-Rad Laboratories, Inc.*	110,000	[2]	11,398,200
Dionex Corp.*	70,500		5,841,630
ev3, Inc.*	490,000	[2]	6,227,900
FGX International Holdings, Ltd.*	219,200		2,597,520
Haemonetics Corp.*	200,000		12,604,000
LHC Group, Inc.*	210,000		5,245,800
Magellan Health Services, Inc.*	330,000	[2]	15,387,900
MedAssets, Inc.	31,100		744,534
Nighthawk Radiology Holdings, Inc.*	165,000		3,473,250
Pharmion Corp.*	155,000		9,743,300
Qiagen N.V.*	290,684	[2]	6,118,898
Respironics, Inc.*	240,000	[2]	15,715,200
Stereotaxis, Inc.*	157,200		1,920,984
VCA Antech, Inc.*	153,700		6,798,151
Volcano Corp.*	300,000		3,753,000
Total Health Care			122,501,427
Industrials - 16.2%
Advisory Board Co., The*	120,000		7,702,800
Aecom Technology Corp.*	170,000	[2]	4,856,900
American Reprographics Co.*	120,486		1,985,609
Corporate Executive Board Co.	128,000		7,692,800
CoStar Group, Inc.*	140,000		6,615,000
Duff & Phelps Corp., Class A*	147,200		2,896,896
Hub Group, Inc.*	240,000	[2]	6,379,200
Huron Consulting Group, Inc.*	100,000		8,063,000
IHS, Inc., Class A*	90,000		5,450,400
Limco-Piedmont, Inc.*	227,100		2,818,311
Mobile Mini, Inc.*	424,400		7,868,376
Nuco2, Inc.*	150,000		3,735,000
On Assignment, Inc.*	550,000		3,855,500
Orbital Sciences Corp.*	300,000		7,356,000
RBC Bearings, Inc.*	150,000		6,519,000

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 16.2% (continued)
Resources Connection, Inc.	380,640		$6,912,422
Stanley, Inc.*	11,000		352,220
Stericycle, Inc.*	109,000		6,474,600
Transdigm Group, Inc.*	90,000	[2]	4,065,300
UTI Worldwide, Inc.	310,000	[2]	6,076,000
Total Industrials			107,675,334
Information Technology - 23.4%
Alvarion, Ltd.*	430,000		4,085,000
Applied Micro Circuits Corp.*	277,750	[2]	2,427,535
Blackboard, Inc.*	205,000	[2]	8,251,250
Cognex Corp.	310,000		6,246,500
Commvault Systems, Inc.*	170,000		3,600,600
CyberSource Corp.*	298,775	[2]	5,309,232
DealerTrack Holdings, Inc.*	286,000		9,572,420
Dice Holdings, Inc.*	300,000		2,397,000
Global Payments, Inc.	355,000		16,514,600
Henry (Jack) & Associates, Inc.	350,000	[2]	8,519,000
Informatica Corp.*	345,000	[2]	6,216,900
J2 Global Communications, Inc.*	240,000		5,080,800
Mellanox Technologies, Ltd.*	160,000		2,915,200
MICROS Systems, Inc.*	45,000	[2]	3,157,200
Monolithic Power Systems, Inc.*	27,300		586,131
RADVision Ltd.*	223,200		2,466,360
Semtech Corp.*	152,600		2,368,352
SI International, Inc.*	230,000		6,318,100
SkillSoft PLC*	546,600		5,225,496
Solera Holdings, Inc.*	585,000	[2]	14,496,300
Synaptics, Inc.*	80,000		3,292,800
The Knot, Inc.*	205,100		3,269,294
THQ, Inc.*	240,900	[2]	6,790,971
Ultimate Software Group, Inc., The*	240,100		7,555,947
Varian Semiconductor Equipment Associates, Inc.*	30,000	[2]	1,110,000
ViaSat, Inc.*	230,000		7,918,900
Wright Express Corp.*	280,050		9,938,974
Total Information Technology			155,630,862
Telecommunication Services - 2.8%
General Communication, Inc., Class A*	400,000		3,500,000
NeuStar, Inc., Class A*	250,000		7,170,000
NTELOS Holdings Corp.	260,000	[2]	7,719,400
Total Telecommunication Services			18,389,400
Utilities - 0.9%
ITC Holdings Corp.	100,000		5,642,000
Total Common Stocks (cost $565,709,013)			632,851,942
Exchange Traded Funds - 1.3%
iShares Russell 2000® Growth Index Fund (cost $8,815,976)	105,000	[2]	8,765,400
Other Investment Companies - 20.5%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02%[3]	111,798,265		111,798,265
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	24,267,462		24,267,462
Total Other Investment Companies (cost $136,065,727)			136,065,727
Total Investments - 117.2% (cost $710,590,716)			777,683,069
Other Assets, less Liabilities - (17.2)%			(114,394,588)
Net Assets - 100.0%			$663,288,481

Note: Based on the cost of investments of $711,768,592 for Federal income tax purposes at December 31, 2007, the aggregate gross unrealized appreciation and depreciation were $112,258,515 and $46,344,038, respectively, resulting in net unrealized appreciation of investments of $65,914,477.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents the December 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $107,390,048, or 16.2% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]

Private Placement: New or secondary issue of stock sold directly to a group of investors. The security’s public resale is restricted until it is negotiated with the SEC under the Securities Act of 1933. This security was acquired on 4/21/06 at a cost of $3,375,000 and comprises 0.57% of the net assets of the Fund.

[5]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The subadvisor monitors the company and adjusts the price of the security when any significant events warrant a revaluation.

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments

The Managers AMG TimesSquare Mid Cap Growth Fund seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies.

The Managers AMG TimesSquare Mid Cap Fund invests at least 80% of its assets in securities of mid-capitalization companies. The TimesSquare portfolio management team uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve signifi-cant price appreciation over a 12 to 18 month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell MidCap® Growth Index. The Russell MidCap® Growth Index is the Fund’s benchmark.

The Portfolio Manager

TimesSquare Capital Management, LLC

TimesSquare Capital Management, LLC’s (“TimesSquare”) investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns.

When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies:

•	Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	That have strong, experienced management teams

•	Whose stocks are selling at reasonable valuations

•	That Fund management believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

The Year in Review

The last few years of relative calm in the financial markets made 2007, a year of historically average volatility, feel like a volatility storm. On the positive side, strong global liquidity resulted in record-setting mergers and acquisitions and stock buy-backs in the first half of the year. In the more tumultuous second half, we experienced the re-pricing of unsustainable levels of risk tolerance in the debt markets and its unfavorable impact on the equity markets. Mid caps led the small caps and came in barely behind the large caps for the full year. Interestingly, growth stocks held up better than value stocks, even in the sell-off, and they led for the year in all size categories. For all of 2007 there was a huge spread of growth over value; the Russell Midcap® Growth Index was up 11.4%, while the Russell Midcap® Value Index was down -1.4%. Much of the difference can be attributed to the negative impact of financial services and REIT’s on the value indices and the greater positive impact of global growth on the growth indices, as well the strong contribution to the growth indices from the health care sector.

The year 2007 was challenging for our valuation-conscious style. The market did not differentiate on valuation; higher P/E strategies and price momentum strategies tended to work best for the year as a whole. Strong relative stock selection in two of the strongest groups of 2007, health care and energy, added favorably to our results for the year. Results in the producer durables sector were also strong for the year. On the negative side, an underweight in the materials and processing and the energy sectors was a detractor to results for the full year. Stock selection in technology and financial services also detracted from results for the year.

The health care sector was the top-contributing sector for all of 2007, thanks to strong stock selection. It is not unusual to see this sector hold up better as the economic forecast looks cloudier. In addition, though private-equity-funded acquisitions dried up in the latter part of the year, strategic buyers took advantage of market weakness to pounce on desired targets. Among the Fund’s top contributors were Adams Respiratory Therapeutics, up 55%, and Cytyc, up 79%. Adams Respiratory Therapeutics, an over-the-counter brand pharmaceutical company focused on respiratory diseases with its Mucinex franchise, announced they would be acquired by Reckitt Benckiser, a U.K. household products company, for $60 per share in cash. Cytyc, whose products focus on women’s health, such as cervical cancer screening, breast cancer risk assessment, and treatment of breast cancer, announced that it was being acquired by Hologic, a manufacturer of digital mammography equipments and breast diagnostic devices for $46.50 ($30.0 in stock plus $16.5 in cash). The transaction closed in the latest quarter. We like Hologic’s well-regarded management team, which is running the combined company, and have decided to hold on to our position. Several quarters of better-than-expected earnings resulted in a top contribution from Express Scripts, up 121%. Express Scripts is the number three pharmacy benefit manager. The industry is attractive as employers, HMOs, and other payers struggle with growing drug costs. The earnings outlook for 2008 continues to trend higher as seen over the last several quarters, with strong profit growth driven by higher generic utilization and lower drug purchasing costs. Also reporting several solid quarters was Thermo Fisher Scientific, one of the Fund’s largest holdings. The company, which sells scientific supplies and analytical instruments to customers, including pharmaceutical firms, government research labs, hospitals and universities, continues to see strong demand globally for its analytical instruments as environmental regulations tighten around the world. The position was a very good contributor for the year, up 28%.

Though an underweight in the energy sector was a detractor to results, the Fund’s holdings produced positive returns, adding relative and absolute value. Strong production growth fueled oil and gas exploration company Denbury Resources, and it was the Fund’s

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

top contributor, up 115%. Oil and gas exploration company Range Resources, which operates in the Southwest, the Gulf Coast, and the Appalachian basin, has experienced better-than-projected drilling results in some of its core areas, and therefore earnings estimates are being ratcheted higher; it was the Fund’s second highest contributor, up 88%. We initiated a position in the Fund in Forest Oil, a Denver-based independent energy company engaged in oil and gas exploration and production with operations focused in the onshore Gulf Coast, Permian Basin, Rockies, Western Canada, and Alaska. We like the company because it is selling at a valuation discount to its peer group. Our investment thesis looks for the valuation to increase as the company transforms its asset base to a more productive one and as the company improves its cost profile. The most recent quarterly results looked good, as Forest Oil reported better-than-expected earnings and cash flow.

Holdings in the producer durables sector added significant value in 2007. One of the Fund’s largest holdings, American Tower, which owns and operates wireless and broadcast communications sites in the United States, Mexico, and Brazil, has experienced positive business trends, and the stock was up 15%. In the long-term, we believe that growth opportunities exist as a WiMax build-out would require a significant increase in its cell sites and as international growth opportunities are developed. A very good contribution also came from AMETEK, which makes and markets electronic instruments and electromechanical devices worldwide. It has been benefiting from strong global growth and was up 48%.

Worries about an economic slowdown affected the consumer discretionary stocks. The Fund’s holdings added some relative value but were nevertheless a drag on overall Fund results. Among the top contributors for 2007 was a position we had initiated earlier this past year, Copart, up 48%. Copart provides vehicle salvage suppliers (primarily insurance companies) with a full range of services to process and sell salvage vehicles over the Internet using Internet auction-style sales technology. It is the dominant player in an otherwise fractured salvage auction business, holding over a one-third market share. The company reported better-than-expected quarterly results, and estimates for 2008 are going up. On the negative side, the Fund’s second-worst contributor was Pool Corporation, off 49%. The distributor of swimming pool supplies is experiencing tougher industry conditions than we had anticipated. Though 65-70% of its revenues are recurring in nature, new pool construction is down 20%. That led to lowered earning expectations for 2007 and 2008. We reduced the Fund’s position, but we still believe this is an attractive business model over the long term. We have high regard for the management team, which continues to gain market share, even as it is currently navigating through a more difficult economic environment. In our opinion, the company remains well positioned to benefit when macro-economic conditions improve. At the current valuation levels, we find the risk-reward to be favorable given our long-term outlook. Also among the bottom contributors was Virgin Media, off -31%. The largest British cable operator, it trades at a big discount to U.S. cable companies. It is a “quad play” offering of television, broadband, fixed line, and mobile phone operations, and has 4.8 million customers. Pricing pressures are hurting in the near term, but at its current valuation the company is a more attractive acquisition candidate, in our opinion. In our business services holdings, Corporate Executive Board, which provides best practices research and analysis focusing on corporate strategy, operations, and management issues, has faced some challenges from its sales force and the stock was off 30% last year. We expect the opportunities for growth to be better in 2008 with a more productive sales force.

The financial services sector, a major contributor to Fund outperformance in 2006, was impacted by the credit crunch this past year and our holdings were negative detractors. CapitalSource, which makes loans to medium-sized businesses, was weak because of credit concerns generally and in sympathy with the decline in REIT prices; it was the bottom contributor, off 28%. Though we believe this is a well-managed, high-quality company, we trimmed the position in recognition of the heightened near-term risks. As a commercial finance lender, we are comfortable with the quality of CapitalSource’s loan portfolio. In the near-term we expect that the company will slow lending in an environment in which credit spreads have widened materially. In the long-term, we believe that wider credit spreads should benefit the company’s business, as more marginal players will be less competitive. In recognition of the less attractive risk-reward profile of the stock, we sold the Fund’s position in Ambac Financial Group, which provides financial guarantee products and financial services to clients in public and private sectors worldwide. Among its products are structured credit derivatives for public finance, structured finance, and other obligations. It was off 45% and made a poor contribution. Moody’s was also among the bottom contributors, off 47%. The company provides credit ratings and research and analysis services for capital markets worldwide. Visibility is deteriorating in the near-term, as global new issuance is down and margins may also come down. However, we believe that longer-term this is a strong business with very little competition.

The Fund’s technology holdings lagged and semiconductor holdings did poorly. Telecommunications semiconductor chip maker Broadcom was a poor contributor, off 18%. We are still optimistic in our long-term thesis for this investment, as we believe that design wins will increase Broadcom’s market share in the handset market in the upcoming year. Software holdings did well as a group, with good contributions coming from infrastructure software firm Citrix, up 50%, and business intelligence software company Cognos, up 44%. On November 12, Cognos announced it had agreed to be acquired by IBM in an all cash transaction worth $58 per share.

Looking Forward

As we enter 2008, we believe that we have yet to garner the full impact on our economy unleashed by the sub-prime crisis. We know that the housing market has dramatically slowed and that credit contagion problems keep surfacing. We believe that credit will become more expensive and less readily accessible for many businesses and consumers. Now that the slowdown scenario is unfolding, recession risks appear to be increasing by the day. Employment is weakening; payroll employment is up 0.9% year over year and household employment is up just 0.2% year over year. Weaker readings on the manufacturing and the service sector have appeared from the Institute for Supply Management. Sales for retailers have also been disappointing. The Fed may look to cut interest rates again if the threat of recession outweighs the threat of inflation. Even if they do, we believe that the days of easy credit are probably behind us and the consumer still has a lot of de-leveraging ahead.

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

Consensus expectations for corporate profits for small- and mid-cap companies are optimistic for 2008. According to Merrill Lynch, the Street expects small-cap earnings growth to be 19.5% and mid-cap earnings growth to be 14.5% for the full year. We believe these forecasts still need to come down. The growth style might need to take a breather after scoring its biggest victory against value since 1999, but we believe that longer term the outlook still looks good as relative valuations remain attractive and the earnings for the growth stocks have been much better than for the value stocks. In addition, Fed interest rate cuts favor growth stocks over value stocks. In any scenario, our focus remains on identifying the experienced management teams in businesses that can navigate through the increasingly uncertain waters.

Cumulative Total Return Performance

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 4, 2005 to a $10,000 investment made in the Russell Midcap® Growth Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Mid Cap Growth Fund – Institutional Class Shares and the Russell Midcap® Growth Index since inception through December 31, 2007.

AVERAGE ANNUAL TOTAL RETURNS**	One Year	Since Inception*
TimesSquare Mid Cap Growth Fund - Institutional Class	10.11%	13.68%
TimesSquare Mid Cap Growth Fund - Premier Class	9.87%	13.50%
Russell Midcap® Growth Index	11.43%	11.68%

*	Commencement of operations was March 4, 2005.

**	Performance based on published NAV as of 12/31/07.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

The listed returns on the Fund are net of expenses. From time to time the Fund’s advisor has waived fees or reimbursed expenses, which may have resulted in higher returns. Returns for less than one year are not annualized.

The Fund or strategies are subject to risks associated with investments in small and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell Midcap Growth® Index is a registered trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

TimesSquare Mid Cap Growth Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	TimesSquare Mid Cap Growth**	Russell Midcap® Growth
Health Care	22.1%	12.5%
Industrials	17.8%	16.5%
Consumer Discretionary	15.5%	16.2%
Information Technology	15.5%	19.6%
Energy	8.9%	12.0%
Financials	7.9%	8.3%
Telecommunication Services	5.5%	2.2%
Materials	2.9%	4.8%
Consumer Staples	1.5%	4.4%
Utilities	0.0%	3.5%
Other Assets and Liabilities	2.4%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
DaVita, Inc.*	5.5%
American Tower Corp., Class A*	3.7
Amdocs, Ltd.*	3.2
Thermo Fisher Scientific, Inc.*	2.4
Shire Pharmaceuticals PLC	2.4
Range Resources Corp.	2.4
Denbury Resources, Inc.	2.2
Discovery Holding Co.	2.1
Copart, Inc.	2.0
CapitalSource, Inc.*	1.9

Top Ten as a Group	27.8%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 97.6%
Consumer Discretionary - 15.5%
Autoliv, Inc.	152,600		$8,043,546
Career Education Corp.*	197,800	[2]	4,972,692
Central European Media Enterprises Ltd., Class A*	58,500	[2]	6,784,830
Discovery Holding Co.*	512,500	[2]	12,884,250
Focus Media Holding, Ltd.*	124,200	[2]	7,055,802
Lamar Advertising Co.	147,200	[2]	7,075,904
Mohawk Industries, Inc.*	42,700	[2]	3,176,880
National CineMedia, Inc.	326,400		8,228,544
Pool Corp.	216,300		4,289,229
Strayer Education, Inc.	29,800	[2]	5,083,284
Thor Industries, Inc.	72,700	[2]	2,763,327
Tiffany & Co.	226,600		10,430,398
Virgin Media, Inc.	421,500		7,224,510
Weight Watchers International, Inc.	123,500		5,579,730
Total Consumer Discretionary			93,592,926
Consumer Staples - 1.5%
Herbalife Ltd.	225,000		9,063,000
Energy - 8.9%
BJ Services Co.	289,500	[2]	7,023,270
Cameron International Corp.*	106,000	[2]	5,101,780
Denbury Resources, Inc.*	443,45	[2]	13,192,697
Forest Oil Corp.*	147,300	[2]	7,488,732
Range Resources Corp.	276,800	[2]	14,216,448
Ultra Petroleum Corp.*	87,300	[2]	6,241,950
Total Energy			53,264,877
Financials - 7.9%
Brown & Brown, Inc.	234,200	[2]	5,503,700
CapitalSource, Inc.	649,300		11,421,187
CB Richard Ellis Group, Inc.*	160,700		3,463,085
Fortress Investment Group LLC, Class A	228,400	[2]	3,558,472
Invesco Ltd.	199,600	[2]	6,263,448
Markel Corp.*	10,500		5,156,550
Moody’s Corp.	91,300		3,259,410
SEI Investments Co.	278,400		8,956,128
Total Financials			47,581,980
Health Care - 22.1%
Adams Respiratory Therapeutics, Inc.*	142,100	[2]	8,489,054
DaVita, Inc.*	587,000		33,077,450
Edwards Lifesciences Corp.*	191,500		8,807,085
Express Scripts, Inc.*	98,100	[2]	7,161,300
Hologic, Inc.*	91,628	[2]	6,289,346
Hospira, Inc.*	229,900		9,802,936
Laboratory Corp. of America Holdings*	86,800	[2]	6,556,004
Resmed, Inc.*	198,000	[2]	10,400,940
Shire Pharmaceuticals PLC	207,200	[2]	14,286,440
Thermo Fisher Scientific, Inc.*	255,500		14,737,240
Varian Medical Systems, Inc.*	163,900	[2]	8,549,024
VCA Antech, Inc.*	106,900		4,728,187
Total Health Care			132,885,006
Industrials - 17.8%
Ametek, Inc.	195,000		9,133,800
Bucyrus International, Inc.	62,400	[2]	6,201,936
CH Robinson Worldwide, Inc.	205,400	[2]	11,116,248
ChoicePoint, Inc.*	271,100		9,873,463
Copart, Inc.*	278,100	[2]	11,833,155
Corporate Executive Board Co.	78,700		4,729,870
DRS Technologies, Inc.	178,400		9,681,768
Dun & Bradstreet Corp.	87,300		7,737,399
Empresa Brasileira de Aeronautica, S.A.	138,400	[2]	6,309,656
Fastenal Co.	219,300	[2]	8,864,106
Joy Global, Inc.	40,500		2,665,710
Monster Worldwide*	185,300		6,003,720
Roper Industries, Inc.	110,700		6,923,178
UTI Worldwide, Inc.	310,100		6,077,960
Total Industrials			107,151,969
Information Technology - 15.5%
Amdocs, Ltd.*	557,800		19,227,366
Broadcom Corp., Class A*	315,100		8,236,714
CA, Inc.	269,400	[2]	6,721,530
Cognos, Inc.*	64,100	[2]	3,690,237
DST Systems, Inc.*	117,100	[2]	9,666,605
Global Payments, Inc.	190,300		8,852,756
Intersil Corp., Class A	177,300		4,340,304
Maxim Integrated Products, Inc.	241,300		6,389,624
Microchip Technology, Inc.	212,900	[2]	6,689,318
MICROS Systems, Inc.*	46,800	[2]	3,283,488
Total System Services, Inc.	215,300	[2]	6,028,400
VeriSign, Inc.*	276,600	[2]	10,402,926
Total Information Technology			93,529,268
Materials - 2.9%
Ecolab, Inc.	99,100	[2]	5,074,911
Martin Marietta Materials, Inc.	42,600	[2]	5,648,760
Pactiv Corp.*	241,900	[2]	6,441,797
Total Materials			17,165,468

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Telecommunication Services - 5.5%
American Tower Corp., Class A*	517,300		$22,036,980
NeuStar, Inc., Class A*	378,400	[2]	10,852,512
Total Telecommunication Services			32,889,492
Total Common Stocks (cost $556,605,568)			587,123,986
Other Investment Companies - 27.2%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02%[3]	147,880,047		147,880,047
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	16,090,065		16,090,065
Total Other Investment Companies (cost $ 163,970,112)			163,970,112
Total Investments - 124.8% (cost $720,575,680)			751,094,098
Other Assets, less Liabilities - (24.8)%			(149,240,968)
Net Assets - 100%			$601,853,130

Note: Based on the cost of investments of $722,649,975 for Federal income tax purposes at December 31, 2007, the aggregate gross unrealized appreciation and depreciation were $63,738,548 and $35,294,425, respectively, resulting in net unrealized appreciation of investments of $28,444,123.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents the December 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $143,544,624, or 23.9% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

December 31, 2007

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $107,390,048 and $143,544,624, respectively)	$777,683,069	$751,094,098
Receivable for investments sold	5,671,582	1,145,630
Receivable for Fund shares sold	1,874,463	1,874,312
Dividends and other receivables	274,728	449,981
Prepaid expenses	7,540	11,874

Total assets	785,511,382	754,575,895

Liabilities:
Payable upon return of securities loaned	111,798,265	147,880,047
Payable for investments purchased	8,183,719	3,415,722
Payable for Fund shares purchased	1,530,621	739,443
Accrued expenses:
Investment advisory and management fees	569,491	514,733
Other	140,805	172,820

Total liabilities	122,222,901	152,722,765

Net Assets	$663,288,481	$601,853,130

Institutional Class Shares:
Net Assets	$500,808,986	$389,075,327
Shares outstanding	43,037,317	29,346,368

Net asset value, offering and redemption price per share	$11.64	$13.26

Premier Class Shares:
Net Assets	$162,479,495	$212,777,803
Shares outstanding	14,088,831	16,088,089

Net asset value, offering and redemption price per share	$11.53	$13.23

Net Assets Represent:
Paid-in capital	$578,509,887	$567,052,447
Undistributed net investment income	—	89,210
Accumulated net realized gain from investments	17,686,241	4,193,055
Net unrealized appreciation of investments	67,092,353	30,518,418

Net Assets	$663,288,481	$601,853,130

* Investments at cost	$710,590,716	$720,575,680

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2007

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$4,944,710	$6,396,830
Foreign withholding tax	—	(11,140)
Securities lending fees	533,137	465,665

Total investment income	5,477,847	6,851,355

Expenses:
Investment advisory and management fees	6,677,864	4,985,245
Shareholder servicing fees - Premier Class	181,542	302,215
Custodian	115,509	117,452
Professional fees	112,529	96,499
Transfer agent	86,321	65,170
Trustees fees and expenses	38,426	29,590
Reports to shareholders	34,461	33,984
Registration fees	32,641	47,876
Miscellaneous	28,346	13,694

Total expenses before expense offsets	7,307,639	5,691,725

Expense reimbursement	(106,316)	—
Expense reductions	(64,361)	(248,762)

Net expenses	7,136,962	5,442,963

Net investment income (loss)	(1,659,115)	1,408,392

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	107,962,386	37,288,702
Net unrealized appreciation (depreciation) of investments	(43,608,107)	2,987,537

Net realized and unrealized gain	64,354,279	40,276,239

Net Increase in Net Assets Resulting from Operations	$62,695,164	$41,684,631

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	TimesSquare Small Cap Growth		TimesSquare Mid Cap Growth
	2007	2006	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	($1,659,115)	($2,031,804)	$1,408,392	($19,824)
Net realized gain on investments	107,962,386	88,436,632	37,288,702	5,238,355
Net unrealized appreciation (depreciation) of investments	(43,608,107)	9,884,806	2,987,537	24,293,240

Net increase in net assets resulting from operations	62,695,164	96,289,634	41,684,631	29,511,771

Distributions to Shareholders:
From net investment income:
Institutional Class Shares	—	—	(1,060,401)	(7,517)
Premier Class Shares	—	—	(258,825)	(4,081)
From net realized capital gains:
Institutional Class Shares	(76,003,859)	(54,411,260)	(22,321,717)	(2,896,900)
Premier Class Shares	(25,044,367)	(21,081,738)	(12,081,038)	(1,572,909)

Total distributions to shareholders	(101,048,226)	(75,492,998)	(35,721,981)	(4,481,407)

From Capital Share Transactions:
Proceeds from sale of shares	75,421,340	131,942,058	361,041,780	227,289,083
Reinvestment of dividends and distributions	99,754,717	74,944,375	32,343,012	4,216,329
Cost of shares repurchased	(115,978,043)	(172,132,961)	(109,113,381)	(29,628,458)

Net increase from capital share transactions	59,198,014	34,753,472	284,271,411	201,876,954

Total increase in net asssets	20,844,952	55,550,108	290,234,061	226,907,318

Net Assets:
Beginning of year	642,443,529	586,893,421	311,619,069	84,711,751

End of year	$663,288,481	$642,443,529	$601,853,130	$311,619,069

End of year undistributed net investment income	—	—	$89,210	—

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.42	$12.08	$11.88	$11.06	$8.16

Income from Investment Operations:
Net investment loss [3]	(0.03)	(0.04)	(0.05)	(0.08)	(0.09)
Net realized and unrealized gain on investments	1.32	2.03	1.60	1.30	3.15

Total from investment operations	1.29	1.99	1.55	1.22	3.06

Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.07)	(0.13)
Net realized gain on investments	(2.07)	(1.65)	(1.35)	(0.33)	(0.03)

Total distribution to shareholders	(2.07)	(1.65)	(1.35)	(0.40)	(0.16)

Net Asset Value End of Year	$11.64	$12.42	$12.08	$11.88	$11.06

Total Return [1]	10.00%	16.49%	13.44%	11.05%	37.48%

Ratio of net operating expenses to average net assets	1.04%	1.03%	1.05%	1.05%	1.05%
Ratio of net investment loss to average net assets [1]	(0.22)%	(0.31)%	(0.38)%	(0.79)%	(0.86)%
Portfolio turnover	82%	62%	76%	70%	61%
Net assets at end of year (000’s omitted)	$500,809	$465,142	$445,485	$410,171	$324,742

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.07%	1.07%	1.09%	1.09%	1.12%
Ratio of net investment loss to average net assets	(0.25)%	(0.35)%	(0.42)%	(0.83)%	(0.93)%

	For the year ended December 31,
Premier Class	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.32	$12.00	$11.83	$11.02	$8.12

Income from Investment Operations:
Net investment loss [3]	(0.04)	(0.05)	(0.06)	(0.10)	(0.11)
Net realized and unrealized gain on investments	1.30	2.02	1.58	1.29	3.16

Total from investment operations	1.26	1.97	1.52	1.19	3.05

Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.05)	(0.12)
Net realized gain on investments	(2.05)	(1.65)	(1.35)	(0.33)	(0.03)

Total distribution to shareholders	(2.05)	(1.65)	(1.35)	(0.38)	(0.15)

Net Asset Value End of Year	$11.53	$12.32	$12.00	$11.83	$11.02

Total Return [1]	9.84%	16.44%	13.24%	10.80%	37.53%

Ratio of net operating expenses to average net assets	1.14%	1.10%	1.21%	1.25%	1.25%
Ratio of net investment loss to average net assets [1]	(0.33)%	(0.38)%	(0.51)%	(0.99)%	(1.06)%
Portfolio turnover	82%	62%	76%	70%	61%
Net assets at end of period (000’s omitted)	$162,479	$177,302	$141,409	$103,589	$67,375

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.17%	1.14%	1.25%	1.29%	1.32%
Ratio of net investment loss to average net assets	(0.36)%	(0.42)%	(0.55)%	(1.03)%	(1.13)%

[1]	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]	Ratio information assuming no reduction of Fund expenses.

[3]	Per share numbers have been calculated using average shares.

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

Institutional Class	For the year ended December 31, 2007	For the year ended December 31, 2006	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$12.79	$11.06	$10.00

Income from Investment Operations:
Net investment income	0.05	0.00 [3,6]	0.02
Net realized and unrealized gain on investments	1.25	1.92	1.10

Total from investment operations	1.30	1.92	1.12

Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.00)[6]	(0.02)
Net realized gain on investments	(0.79)	(0.19)	(0.04)

Total distribution to shareholders	(0.83)	(0.19)	(0.06)

Net Asset Value End of Period	$13.26	$12.79	$11.06

Total Return [1]	10.11%	17.39%	11.17%[4]

Ratio of net expenses to average net assets	1.03%	1.12%	1.18%[5]
Ratio of net investment income to average net assets [1]	0.35%	0.02%	0.70%[5]
Portfolio turnover	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$389,075	$205,290	$71,284

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.08%	1.16%	1.38%[5]
Ratio of net investment income (loss) to average net assests	0.30%	(0.02)%	0.50%[5]

Premier Class	For the year ended December 31, 2007	For the year ended December 31, 2006	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$12.76	$11.03	$10.00

Income from Investment Operations:
Net investment income (loss)	0.02	(0.01)[3]	0.01
Net realized and unrealized gain on investments	1.26	1.93	1.08

Total from investment operations	1.28	1.92	1.09

Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.00)[6]	(0.02)
Net realized gain on investments	(0.79)	(0.19)	(0.04)

Total distribution to shareholders	(0.81)	(0.19)	(0.06)

Net Asset Value End of Period	$13.23	$12.76	$11.03

Total Return [1]	9.95%[7]	17.44%	10.87%[4]

Ratio of net expenses to average net assets	1.19%	1.23%	1.34%[5]
Ratio of net investment income (loss) to average net assets [1]	0.17%	(0.06)%	0.28%[5]
Portfolio turnover	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$212,778	$106,329	$13,428

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.24%	1.27%	1.77%[5]
Ratio of net investment income (loss) to average net assests	0.12%	(0.11)%	(0.15)%[5]

*	Commencement of operations was March 4, 2005.

[1]	Total return and net investment income would have been lower had certain expenses not been reduced.

(See Note 1c of Notes to Financial Statements.)

[2]	Ratio information assuming no reduction of Fund expenses.

[3]	Per share numbers have been calculated using average shares.

[4]	Not annualized.

[5]	Annualized.

[6]	Rounds to less than 0.01 per share.

[7]	The Total Return is based on the Financial Statement Net Asset Values as shown on the left.

Notes to Financial Statements

December 31, 2007

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”), and TimesSquare Mid Cap Growth Fund (“Mid Cap”), collectively the “Funds.”

The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected to not exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense for the year ended December 31, 2007 was 0.10% for Small Cap – Premier Class and 0.16% for Mid Cap – Premier Class.

The Funds directed certain portfolio trades to a brokerage firm, under a brokerage recapture program, which paid a portion of the Funds’ expenses. For the year ended December 31, 2007, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the annualized expense ratios were as follows: Small Cap - $56,331 or 0.01% and Mid Cap - $241,960 or 0.05%. The Funds have a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to

Notes to Financial Statements (continued)

each Fund. For the year ended December 31, 2007, the custodian expense was reduced as follows: Small Cap - $358 or 0.00% and Mid Cap - $138 or 0.00%. Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. The Trust also has a balance credit arrangement with its transfer agent, PFPC, Inc., whereby earnings credits are used to offset banking charges. For the year ended December 31, 2007, each Fund’s portion of the transfer agent expense was reduced as follows: Small Cap - $7,672 or 0.00%; and Mid Cap - $6,664 or 0.00%.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2006 and 2007 was as follows:

	TimesSquare Small Cap		TimesSquare Mid Cap
	2007	2006	2007	2006
Distributions paid from:
Ordinary income	—	—	$1,319,226	$11,598
Short-term capital gains	$17,813,279	$16,448,271	18,664,813	3,138,376
Long-term capital gains	83,234,947	59,044,727	15,737,942	1,331,433

	$101,048,226	$75,492,998	$35,721,981	$4,481,407

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	100.00%	100.00%
Ordinary income - dividends received deduction	—	—	24.60%	45.82%

As of December 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Undistributed ordinary income	—	$89,210
Short-term capital gains	$6,403,848	3,174,895
Long-term capital gains	12,460,269	3,092,455

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of December 31, 2007, the Funds have no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Notes to Financial Statements (continued)

At December 31, 2007, certain shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Small Cap Institutional Class – 1 owns 14%; Small Cap Premier Class – 3 collectively own 81%; Mid Cap Institutional Class – 2 own 25%; and Mid Cap Premier Class – 1 owns 35%. Transactions by these shareholders may have a material impact on their respective Fund. Capital share transactions for each class of shares were as follows:

	For the year ended December 31, 2007		For the year ended December 31, 2006
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	3,313,044	$43,645,385	5,007,705	$66,361,594
Reinvestments of dividends and distributions	6,313,844	75,324,154	4,338,018	53,876,573
Cost of shares repurchased	(4,047,618)	(53,648,638)	(8,769,504)	(118,834,345)

Net Increase - Institutional Shares	5,579,270	$65,320,901	576,219	$1,403,822

Premier Shares:
Proceeds from sale of shares	2,425,497	$31,775,955	4,978,101	$65,580,464
Reinvestments of dividends and distributions	2,066,883	24,430,563	1,710,049	21,067,802
Cost of shares repurchased	(4,796,311)	(62,329,405)	(4,078,900)	(53,298,616)

Net Increase (Decrease) - Premier Shares	(303,931)	($6,122,887)	2,609,250	$33,349,650

Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	16,293,176	$223,187,437	10,602,548	$127,658,382
Reinvestments of dividends and distributions	1,636,540	21,978,737	217,256	2,772,193
Cost of shares repurchased	(4,629,687)	(63,412,155)	(1,219,990)	(14,759,293)

Net Increase - Institutional Shares	13,300,029	$181,754,019	9,599,814	$115,671,282

Premier Shares:
Proceeds from sale of shares	10,327,494	$137,854,343	8,252,348	$99,630,701
Reinvestments of dividends and distributions	773,454	10,364,275	113,444	1,444,136
Cost of shares repurchased	(3,343,065)	(45,701,226)	(1,252,511)	(14,869,165)

Net Increase - Premier Shares	7,757,883	$102,517,392	7,113,281	$86,205,672

2.	Agreements and Transactions with Affi liates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by TimesSquare Capital Management, LLC (“TimesSquare”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and TimesSquare with respect to each of the Funds. AMG indirectly owns a majority interest in TimesSquare. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc., (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other fi nancial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Funds are obligated by the Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of each Fund. The Investment Manager, in turn, pays TimesSquare 1.00% of the average daily net assets

Notes to Financial Statements (continued)

of the Funds for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has voluntarily agreed, through May 1, 2008, to reimburse expenses to the extent total operating expenses (exclusive of brokerage, interest, taxes, acquired fund fees and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class – 1.05%, Small Cap Premier Class – 1.25%, Mid Cap Institutional Class – 1.19% and Mid Cap Premier Class – 1.39%. The Funds are obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause each Fund’s operating expenses (excluding brokerage, interest, taxes, acquired fund fees and extraordinary expenses) in any such future year to exceed the above stated percentages, based on each Fund’s average daily net assets. At December 31, 2007, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Small Cap equaled $305,347. For the year ended December 31, 2007, the Small Cap Fund made such repayments to the Investment Manager in the amount of $4,744.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman receives an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represent each Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2007, for Small Cap were $513,824,897 and $532,441,730, and for Mid Cap were $566,658,074 and $317,754,791, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4.	Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

5.	Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Funds’ financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax	Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap and TimesSquare Mid Cap designate $85,482,679 and $18,036,236, respectively, as long-term capital gain for the taxable year ended December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Managers AMG TimesSquare Small Cap Growth Fund and Managers AMG TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG TimesSquare Small Cap Growth Fund and Managers AMG TimesSquare Mid Cap Growth Fund, (two of the series constituting Managers AMG Trust, hereafter referred to as the “Funds”), at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 20, 2008

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 32 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

TimesSquare Capital Management LLC

1177 Avenue of the Americas, 39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Skyline Special Equities Portfolio

ANNUAL REPORT — December 31, 2007

Skyline Special Equities Portfolio

managers
INVESTMENT GROUP LLC

AR018

Skyline Special Equities Portfolio

Annual Report – December 31, 2007

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS	3

PERFORMANCE	6

PORTFOLIO CHARACTERISTICS AND GLOSSARY OF INVESTMENT TERMS	8

FUND SNAPSHOTS	9

TOP TEN HOLDINGS AND STOCK HIGHLIGHTS	10

SCHEDULE OF PORTFOLIO INVESTMENTS	11

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	13
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	14
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	14
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	15
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

TRUSTEES AND OFFICERS	20

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	21

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

As the original portfolio manager of Skyline Special Equities Portfolio (“the Fund”) and the former president of Skyline Funds, I want to make a few comments about the Fund and its new home at Managers AMG Funds (“Managers”).

As you know, last year, after over 20 years as an independent fund company, the Skyline Funds Board of Trustees and our firm, Skyline Asset Management, L.P. (“Skyline”), concluded that the Fund and its shareholders would be better served as part of the Managers complex. Managers provides investment management and administration to a family of 31 other mutual funds with a total of $9.9 billion under management.

This reorganization made sense for a number of reasons. In recent years, the mutual fund industry has changed, increasing the regulatory and marketing requirements for fund companies. Moving the Fund into the Managers complex allows Skyline, the former adviser and the new Subadvisor to the portfolio, to eliminate many of its regulatory and marketing responsibilities and focus more of its resources on managing money. In addition, as part of Managers, the Fund will have a lower expense ratio and shareholder services should be enhanced.

We at Skyline are proud of the Fund and its history. Skyline Special Equities Portfolio was one of the early funds to combine small stock investing with value investing. In our opinion, this approach offers opportunity for appreciation because it looks at a universe of stocks that, since they are either not well-followed or are out-of-favor, are more likely to be mispriced. Using this strategy, the Fund has delivered a 13.10% compound annual return to shareholders since its inception on April 23, 1987, better than most mutual funds and most stock market indexes over this time period.

The Fund is currently managed by three extremely capable people who took on portfolio management roles in 2001. They have significant investment experience, averaging over 18 years in the industry and over 12 years at Skyline, which gives them a deep knowledge of the industries and companies that make up the small-cap market. I believe the outlook for the Fund is bright with these individuals at the helm.

I want to thank you for the confidence you have shown in us through your investment in the Fund. Our mission at Skyline has always been to provide the best possible performance for our shareholders. We remain dedicated to that mission today.

Sincerely,

William M. Dutton
Partner and Senior Advisor
Skyline Asset Management, L.P.

1

About Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs, which for the year ended December 31, 2007 included a comprehensive management fee and trustee fees. You may incur a 2% redemption fee in the event shares are redeemed within 30 days. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table that follows provides information about actual account values (which includes the actual return of the Fund) and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses paid during the period that are noted in the table, you may have been assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s prior transfer agent. These additional fees have the effect of reducing investment returns. Effective January 1, 2008, these individual shareholder fees were all eliminated as part of the reorganization of the Fund.

Hypothetical Example for Comparison Purposes

The second line of the table that follows provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended December 31, 2007	Expense Ratio for the period	Beginning Account Value 7/01/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.38%	$1,000	$840	$6.40
Based on Hypothetical 5% Annual Return	1.38%	$1,000	$1,018	$7.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and then divided by 365.

2

Skyline Special Equities Portfolio

Portfolio Manager’s Comments

Overview

Skyline Special Equities Portfolio generated a return of -9.81% for the fourth quarter, compared to a -4.58% return for the Russell 2000® Index and a -7.28% return for the Russell 2000® Value Index. For all of 2007, the Fund generated a -9.91% return, compared to a -1.57% return for the Russell 2000® Index and a -9.78% return for the Russell 2000® Value Index. After healthy gains in the first half of 2007, small-cap stock prices posted declines in the last two quarters of the year, driven in large part by weakness in the autos and transportation, financial services, and consumer discretionary sectors. These sectors were most directly impacted by increasing defaults of subprime mortgages, a slowing economy, and/or rising oil prices.

For both the fourth quarter and all of 2007, large weightings in the poor performing consumer discretionary, financial services, and technology sectors detracted from the Fund’s absolute returns. The Fund trailed the performance of the Russell 2000® Value Index during the fourth quarter due to disappointing results in the technology, producer durables, and other energy sectors. The Fund generated returns in line with those of the benchmark for all of 2007, as underperformance in commodity oriented sectors, such as materials and processing and other energy, offset better stock selection elsewhere in the Fund and a lower relative weighting in the financial services sector. The Fund trailed the returns of the Russell 2000® Index for both the fourth quarter and all of 2007. For both periods, the Fund’s relative performance suffered from factors such as a higher weighting in the poor performing financial services sector, a lower weighting in the strong performing health care sector, and the general underperformance of value oriented stocks relative to growth oriented stocks.

Market Review

Stocks were weak during the fourth quarter, due in part to mounting evidence that the problems in the housing market were spreading to the broader economy. Banks have tightened lending standards to consumers and businesses, in part due to the reduction in their capital bases resulting from the write down of $74 billion of securities backed by subprime mortgages. Tightened lending standards mute economic activity as many consumers and businesses are shut out of the credit markets, while those that are still able to borrow have to pay higher rates regardless of their creditworthiness. In addition, housing prices have declined causing homeowners to feel less wealthy and less able to monetize the equity in their homes. Higher energy prices, with oil prices approaching $100 a barrel, further reduced the consumer’s ability to make discretionary purchases. Demand for oil and other commodities from rapidly growing emerging markets are contributing to upward pressure in their prices despite the slowdown in the U.S. economy.

Stock weakness was broad based in the fourth quarter. Of the sectors with meaningful weights in the Russell 2000® Value Index, the only ones that posted gains for the quarter were the health care and utilities sectors, which historically are relatively immune from changes in economic activity, and the other energy sector, which benefited from the sharp rise in oil prices. Consumer discretionary and financial services stocks were among the worst performers during the quarter due in part to their direct exposure to the housing market. Autos and transportation stocks also performed poorly due to factors such as the negative impact of lower consumer spending and higher oil prices.

The consumer discretionary and financial services sectors, those most directly impacted by the problems in the housing market, were the worst performing sectors for all of 2007, recording greater than 20% declines. Those two sectors were major contributors to the weak performance posted by the Russell 2000® Value Index, as they comprise nearly half of the index. In aggregate, the other ten sectors of the index generated a modest positive return. Several of those ten sectors posted double-digit gains, including health care and consumer staples, which are less economically sensitive, and materials and processing and other energy, which are benefiting from the strong global demand for commodities.

Large-cap stocks outperformed small-cap stocks for both the fourth quarter and for all of 2007, as indicated by the S&P 500 Index’s -3.33% quarterly and 5.49% annual returns and the Russell 2000® Index’s -4.58% and -1.57% quarterly and annual returns. Large-cap stocks typically have historically outperformed small-cap stocks when the odds of a recession increase, as their larger size, more diversified business mix, better access to capital, and higher percentage of sales outside the U.S. make them less susceptible to the domestic economy. Large companies also tend to benefit more from a weakening dollar due to their higher percentage of overseas sales.

Within the small-cap market, growth stocks outperformed value stocks for both the fourth quarter and all of 2007, as indicated by the Russell 2000® Growth Index’s -2.10% quarterly and 7.03% annual returns and the Russell 2000® Value Index’s -7.28% quarterly and -9.78% annual returns. Small-cap growth’s 16.82% outperformance relative to small-cap value in 2007 is the second largest in the last 25 years, surpassed only by the bubble year of 1999. Small-cap growth stocks tend to be less susceptible to the domestic economy than small-cap value companies and are less exposed to the housing and financial sectors. In addition, small-cap growth stocks entered the year trading at valuations relative to small-cap value stocks that were low compared to historical standards.

Portfolio Review

The Fund generated a -9.81% return for the fourth quarter, trailing both the Russell 2000® Value Index’s -7.28% return and the -4.58% return generated by the Russell 2000® Index. Weakness in stocks was broad based, and the financial services, consumer discretionary, and technology sectors, due to their large weightings in the Fund, were the largest contributors to the Fund’s decline on an absolute basis during the quarter. Poor relative performance by the Fund’s other energy, producer durables, and technology sectors detracted most from the Fund’s performance relative to the Russell 2000® Value Index.

The health care sector contributed most to the Fund’s absolute performance in the fourth quarter due primarily to the strong gain by Centene Corporation, a provider of Medicaid-related health plan coverage, which benefited from a strong earnings outlook. The Fund’s consumer discretionary sector contributed most to the Fund’s performance relative to the Russell 2000® Value Index. The Fund contained a relatively high percentage of commercial services stocks, which are included by Russell in the consumer discretionary sector. These stocks are tied more to business spending than consumer spending. Two stocks in particular, CBIZ, Inc. and Herman Miller, Inc., performed well. CBIZ, a provider of accounting and other services to businesses on an outsourced basis, benefited from positive earnings results. Herman Miller, a manufacturer

3

Skyline Special Equities Portfolio

Portfolio Manager’s Comments (continued)

of office furniture, benefited from strong new product acceptance and the announcement of a margin enhancement program that was more beneficial to earnings than the market had expected.

The financial services sector detracted most from the Fund’s absolute performance during the fourth quarter due to its large weighting and the poor performance of several stocks that are exposed to the credit markets. In addition to RAM Holdings, Inc., a financial guarantee and reinsurer, iStar Financial Inc., a commercial real estate lender, and Provident Bankshares Corporation, a regional bank, were among the largest detractors to the Fund’s performance. Originally attracted by Provident’s low valuation and profit improvement program, our growing concern about the bank’s exposure to home equity loans and residential homebuilders led us to sell the stock during the quarter.

Relative to the Russell 2000® Value Index, technology stocks detracted most from the Fund’s performance during the quarter. Technology’s heavy weighting in the Fund reflects the large number of attractive opportunities we have identified in the sector. Technology company financial results, and thus their stock prices, tend to be volatile in the short term. Despite this short term volatility, we remain confident in the prospects of our holdings within the sector.

For all of 2007, the Fund generated a 9.91% decline, compared to a 9.78% decline for the Russell 2000® Value Index. Heavy weightings in the poor performing consumer discretionary, financial services, and technology sectors were the primary detractors to the Fund’s decline during the year. Within the consumer discretionary sector, disappointing results at several retailers, due in part to the difficult consumer spending environment, was somewhat offset by stronger performance by companies who serve commercial end markets. In the financial services sector, we anticipated some turmoil in the credit markets and positioned the Fund with those companies we believed would be able to take advantage of market dislocations. However, the turmoil has proven to be even greater than we expected and has negatively impacted even conservatively managed financial services companies. Within the technology sector, as previously mentioned, we believe the outlooks for our companies remain positive despite the negative impact on the portfolio in 2007.

The producer durables sector contributed the most to the Fund’s absolute performance during 2007. Two producer durables stocks that were among the top individual contributors to the Fund’s return for the year, Tennant Company, and United Rentals, Inc., were sold during the year when they reached our price targets. Our overall weighting in producer durables has declined as valuations remain elevated in the sector.

The consumer discretionary sector contributed most to the Fund’s performance relative to the Russell 2000® Value Index for all of 2007, for the same reasons mentioned while discussing fourth quarter performance. The technology sector detracted most from the Fund’s relative performance due to the factors previously mentioned.

Outlook

The environment for small-cap value investing remains challenging. The turmoil in the housing markets is directly impacting consumer discretionary and financial services stocks, which make up nearly half of the Russell 2000® Value Index, and recent economic releases indicate the problem is spreading to the broader economy.

Small-cap value stocks have historically tended to perform worst beginning when the economy starts to decelerate during the late stages of an expansion and lasting until the economy bottoms at some point in a recession.

The relative performance of small-cap value stocks compared to small-cap growth stocks and large stocks during 2007 provides an indication that the market is already anticipating a recession. Currently, we believe small-cap value stocks are attractively priced on an absolute basis, and their recent relative valuation disadvantage to small-cap growth stocks has been reduced. The Russell 2000® Value Index trailing twelve month P/E has fallen to 14.3x from 17.3x a year ago, while the same measure for the Russell 2000® Growth Index has declined slightly to 21.6x from 22.5x a year ago. We believe the depth and length of the current economic slowdown will go a long way in determining when the environment for small-cap value stocks improves.

We are disappointed with the performance of the Fund during 2007. In recent years, the Fund has tended to retain more of its value in difficult market environments than small-cap value stocks in general. This year, our underestimation of the severity of the credit market turmoil, heavy exposure to the more volatile technology sector, and our small exposure to commodity, energy, and material stocks has prevented the Fund’s returns from exceeding those of the small-cap value benchmark. We have taken advantage of price declines within the consumer discretionary sector to upgrade our holdings there but remain very selective within the financial services sector. We continue to see opportunity in the technology sector despite near term volatility and maintain our preference for companies with value-added products and services over more commodity oriented firms.

We believe earnings growth is likely to slow along with the economy, which could lead to volatile prices as investors reset their expectations. If we are correct in our assessment that the companies in the Fund have strong balance sheets and conservative managements, we believe they should be able to weather the current storm with their favorable long-term prospects intact.

More importantly, when assessing the individual stocks within the Fund, what strikes us is the number of stocks that appear to be valued at extremely attractive levels. From a broader perspective, with the Fund trading at 12.2x trailing twelve month EPS, we believe the market is already anticipating a significant slowdown in earnings growth. Skyline’s portfolios have traded at or below their current trailing twelve month P/E only three times in the last eighteen years, in 1990, 1994, and 1999. In each of these cases, long term interest rates were significantly higher than they are today, making current earnings yields (the inverse of the P/E ratio) even more compelling when compared to alternative investments like bonds. These three prior occasions were excellent times to be invested in the Fund as the returns generated over the next several years proved to be outstanding. As always, past performance is not a guarantee of future results.

Note: Portfolio holdings are subject to change and are not a recommendation to buy individual securities.

Sources: Merrill Lynch & Co., Inc., Frank Russell Company, FactSet, and Skyline Asset Management, L.P.

4

Skyline Special Equities Portfolio

Portfolio Manager’s Comments (continued)

Commentary is a representation of Skyline Asset Management, L.P.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.managersinvest.com.

The Russell 2000® Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000® Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. All figures take into account reinvested dividends. You cannot invest directly in an index.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks, including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

The discussion of the Fund’s investments and investment strategy represent the views of Skyline Asset Management, L.P., the Fund’s investment adviser, at the time of this report. The Fund’s investments are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: Managers Distributors, Inc., member FINRA.

5

Skyline Special Equities Portfolio Performance

All periods ended December 31, 2007

Performance %
AVERAGE ANNUAL TOTAL RETURNS:	4Q 2007*	One Year	Three Years	Five Years	Ten Years
Skyline Special Equities Portfolio[1]	(9.81)%	(9.91)%	5.85%	14.24%	7.47%

Russell 2000® Value Index	(7.28)%	(9.78)%	5.27%	15.80%	9.06%

Russell 2000® Index	(4.58)%	(1.57)%	6.80%	16.25%	7.08%

S&P 500 Index	(3.33)%	5.49%	8.62%	12.83%	5.91%

Change in Value of a $10,000 Investment

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Not annualized.
[1]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown represent the performance of the predecessor Fund.

6

Skyline Special Equities Portfolio Performance

All periods ended December 31, (continued)

Calendar Year Performance	Special Equities Portfolio	Russell 2000® Value	Russell 2000®	S&P 500
2007	(9.9)%	(9.8)%	(1.6)%	5.5%
2006	18.7%	23.5%	18.4%	15.8%
2005	10.9%	4.7%	4.6%	4.9%
2004	16.6%	22.3%	18.3%	10.9%
2003	40.7%	46.0%	47.3%	28.7%
2002	(7.3)%	(11.4)%	(20.5)%	(22.1)%
2001	13.9%	14.0%	2.5%	(11.9)%
2000	24.2%	22.8%	(3.0)%	(9.1)%
1999	(13.3)%	(1.5)%	21.3%	21.0%
1998	(7.2)%	(6.5)%	(2.6)%	28.6%
1997	35.4%	31.8%	22.4%	33.4%
1996	30.4%	21.4%	16.5%	23.0%
1995	13.8%	25.8%	28.5%	37.6%
1994	(1.2)%	(1.5)%	(1.8)%	1.3%
1993	22.8%	23.8%	18.9%	10.1%
1992	42.4%	29.1%	18.4%	7.6%
1991	47.4%	41.7%	46.0%	30.5%
1990	(9.3)%	(21.8)%	(19.5)%	(3.1)%
1989	24.0%	12.4%	16.3%	31.7%
1988	29.7%	29.5%	25.0%	16.6%
1987*	(16.9)%	(21.5)%	(24.4)%	(12.0)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managers-invest.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

Performance for the Fund, the Russell 2000® Index, and the S&P 500 Index reflects the predecessor Fund’s inception date of April 23, 1987. The Russell 2000® Value performance reflects an inception date of May 1, 1987.

7

Skyline Special Equities Portfolio

December 31, 2007

Portfolio Characteristics (unaudited)

	Special Equities Portfolio	Russell 2000 ® Value	Russell 2000®	S&P 500
P/E Ratio (excluding negative earnings)	12.26	14.28	17.33	16.01
Price/Book Ratio	1.50	1.42	2.05	2.74
Price/Sales Ratio	0.66	0.73	1.03	1.44
EPS Growth- 3yrs. (historical)	15.6%	10.1%	14.8%	16.8%
EPS Growth- 1 yr. (forecasted)	12.8%	7.7%	14.4%	12.9%
Market Capitalization (weighted median) ($ millions)	$1,121	$1,063	$1,179	$55,522
Assets	$430 million
Number of holdings	64
Ticker symbol:	SKSEX
Cusip:	561709734
Net Asset Value (per share):	$19.54
Initial investment:	$2,000	($1,000 for IRA’s )
Subsequent investment:	$100

Glossary of Investment Terms

Earnings Per Share (EPS) A company’s net income divided by its outstanding shares.

Earnings Per Share growth—3 yrs (historical) The compounded annual growth rate of a company’s EPS over the last 3 years.

Earnings Per Share growth—1 yr (forecasted) Analysts’ consensus forecast for a company’s growth in operating EPS over the immediate future 12 months.

Market Capitalization Dollar Weighted Median An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest below it.

Price/Book Ratio The share price of a stock divided by its net worth, or book value, per share.

Price/Earnings (P/E) Ratio An indicator of the relative valuation of the stocks in which a fund invests. For stocks the ratio is calculated by taking the stock’s current price to its per-share earnings over the past 12 months. For a fund, the PIE ratio is the average of the PIE ratios of the fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock.

Price/Sales Ratio The ratio of a stock’s current price to its per-share revenue over the past 12 months.

8

Skyline Special Equities Portfolio

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	Special Equities Portfolio **	Russell 2000® Value Index	Russell 2000® Index	S&P 500
Information Technology	21.2%	12.9%	18.3%	16.7%
Consumer Discretionary	9.3%	11.4%	13.5%	8.5%
Industrials	26.0%	12.7%	14.8%	11.5%
Financials	24.2%	32.2%	19.1%	17.7%
Health Care	4.9%	6.0%	14.5%	12.0%
Energy	1.4%	6.2%	6.7%	12.9%
Materials	2.7%	7.3%	5.6%	3.3%
Telecommunication Services	3.8%	1.6%	1.5%	3.6%
Consumer Staples	1.0%	3.8%	3.0%	10.2%
Utilities	0.0%	5.9%	3.0%	3.6%
Other Assets and Liabilities	5.5%	0.0%	0.0%	0.0%

**	As a percentage of net assets

9

Skyline Special Equities Portfolio

December 31, 2007

Top Ten Holdings

Security Name	Percentage of Net Assets
Reinsurance Group of America, Incorporated*	3.4%
Aspen Insurance Holdings Limited*	3.1
The Hanover Insurance Group, Inc.*	2.9
Jos. A. Bank Clothiers, Inc.*	2.6
Cytec Industries, Inc.*	2.5
Crane Co.	2.4

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

iStar Financial, Inc.*	2.4
CBIZ, Inc.	2.3
Electronics For Imaging, Inc.	2.2
SkyWest, Inc.	2.1

Top Ten as a Group	25.9%

*	Top Ten Holding at June 30, 2007

Stock Highlights

Herman Miller, Inc. (MLHR)

Herman Miller is a leading worldwide manufacturer of office furniture. Known for its design and innovation, the company has built a strong track record of growth under the direction of a highly respected management team. Prospects for growth remain encouraging. During the past eighteen months, MLHR introduced a variety of exciting new products that had penalized earnings during the start up phase, but should now contribute nicely to sales and earnings. In addition, MLHR continues to further penetrate faster growing international markets, where they now derive almost a quarter of their sales, and are expanding beyond their traditional office furniture clients into the health care and education markets. Despite a softening economy, recent order trends have remained robust, and the company recently upwardly revised their earnings outlook and long term profit margin goal. In addition, they have decided to use their strong balance sheet to implement a major share repurchase program. Despite the encouraging prospects, the stock continues to trade at a very modest valuation.

TNS, Inc. (TNS)

TNS is a global provider of secure communications services. The company provides the vital link between retail establishments and credit and debit card issuers. Additionally, TNS operates secure networks around the globe for the trading of securities. While the domestic volume of credit and debit card transactions is relatively mature, the international market is growing quite rapidly and driving double digit revenue growth for TNS. The majority of TNS’s revenues are under long-term contracts which provide stability. The company enjoys improving profitability and generates strong cash flow. Currently, TNS is trading at a reasonable mid-teens valuation on this year’s expected earnings.

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

10

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

December 31, 2007

	Shares	Value
Common Stocks - 94.8%
Consumer Discretionary - 9.4%
ACCO Brands Corp.	358,800	$5,755,152
American Axle & Manufacturing Holdings, Inc.	217,747	4,054,449
Big 5 Sporting Goods Corp.	442,922	6,386,935
Carter’s, Inc.*	257,400	4,980,690
Jos. A. Bank Clothiers, Inc.*	399,653	11,370,128
MarineMax, Inc.*	311,800	4,832,900
McCormick & Schmick’s Seafood Restaurants, Inc.*	231,200	2,758,216
Total Consumer Discretionary		40,138,470
Consumer Staples - 1.0%
B&G Foods, Inc.	423,200	4,320,872
Energy - 1.4%
Key Energy Services, Inc.*	410,834	5,911,901
Financials - 24.2%
Aspen Insurance Holdings Limited	457,873	13,205,057
Cowen Group, Inc.*	350,133	3,329,765
Delphi Financial Group, Inc., Class A	253,029	8,926,863
Financial Federal Corp.	212,800	4,743,312
The Hanover Insurance Group, Inc.	274,700	12,581,260
Hercules Technology Growth Capital, Inc.	329,100	4,087,422
iStar Financial, Inc.	395,973	10,315,097
MCG Capital Corp.	445,494	5,163,276
Prosperity Bancshares, Inc.	311,850	9,165,272
RAM Holdings, Ltd.*	561,714	2,774,867
Reinsurance Group of America, Incorporated	274,747	14,418,723
SeaBright Insurance Holdings, Inc.*	470,616	7,096,889
TradeStation Group, Inc.*	477,600	6,786,696
United PanAm Financial Corp.*	240,019	1,228,897
Total Financials		103,823,396
Health Care - 4.9%
Alliance Imaging, Inc.*	685,400	6,593,548
Centene Corp.*	319,312	8,761,921
Five Star Quality Care, Inc.*	606,300	5,032,290
inVentiv Health, Inc.*	23,300	721,368
Total Health Care		21,109,127
Industrials - 26.1%
Airtran Holdings, Inc.*	390,662	2,797,140
Brady Corp.	136,800	4,800,312
CAI International, Inc.*	304,400	3,202,288
Carlisle Co., Inc.	220,252	8,155,932
CBIZ, Inc.*	1,007,200	9,880,632
Comfort Systems USA, Inc.	517,200	6,609,816
Consolidated Graphics, Inc.*	147,170	7,037,669
Crane Co.	245,033	10,511,916
Heidrick & Struggles International, Inc.*	205,365	7,621,095
Herman Miller, Inc.	225,200	7,294,228
NCI Building Systems, Inc.*	299,431	8,620,618
Ryder System, Inc.	94,000	4,418,940
SkyWest, Inc.	343,262	9,216,585
Spherion Corp.*	878,500	6,395,480
Toro Co., The	148,438	8,080,965
Walter Industries, Inc.	200,406	7,200,588
Total Industrials		111,844,204
Information Technology - 21.2%
AMIS Holdings, Inc.*	703,770	7,051,775
Arris Group, Inc.*	472,624	4,716,788
Benchmark Electronics, Inc.*	315,489	5,593,620
Borland Software Corp.*	467,700	1,407,777
Convergys Corp.*	252,400	4,154,504
Electronics For Imaging, Inc.*	425,132	9,556,967
Fairchild Semiconductor International, Inc.*	447,931	6,463,644
Harris Stratex Networks, Inc.*	282,139	4,711,721
IXYS Corp.*	245,400	1,968,108
Mattson Technology, Inc.*	398,500	3,411,160
Perot Systems Corp.*	668,623	9,026,411
Rudolph Technologies, Inc.*	230,100	2,604,732
Smart Modular Technology (WWH), Inc.*	703,959	7,166,303
Super Micro Computer, Inc.*	393,500	3,018,145
SYNNEX Corp.*	373,604	7,322,638
TNS, Inc.	393,500	6,984,625
TTM Technologies, Inc.*	497,400	5,799,684
Total Information Technology		90,958,602
Materials - 2.7%
Cytec Industries, Inc.	175,765	10,823,609
Zep, Inc.*	62,800	871,036
Total Materials		11,694,645
Telecommunication Services - 3.9%
Cincinnati Bell, Inc.*	1,879,134	8,925,886
Syniverse Holdings, Inc.*	490,000	7,634,200
Total Telecommunication Services		16,560,086
Total Common Stocks
(cost $404,466,819)		406,361,303

The accompanying notes are an integral part of these financial statements.

11

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

Value
Short-Term Investments - 4.4%
Commercial Paper - 4.4%
U. S. Bank, 3.48%, 01/02/08
(cost $18,875,984)	$18,875,984
Total Investments - 99.2%
(cost $423,342,803)	425,237,287
Other Assets, less Liabilities - 0.8%	3,453,906
Net Assets - 100.0%	$428,691,193

Based on the cost of investments of $424,242,324 for Federal income tax purposes at December 31, 2007, the aggregate gross unrealized appreciation and depreciation were $47,871,499 and $46,909,353, respectively, resulting in net unrealized appreciation of investments of $962,146.

*	Non-income-producing securities.

The accompanying notes are an integral part of these financial statements.

12

Skyline Special Equities Portfolio

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments at value*	$425,237,287
Receivable for investments sold	896,819
Receivable for Fund shares sold	5,058,445
Dividends, interest and other receivables	553,146
Other assets	296,728

Total assets	432,042,425

Liabilities:
Payable for Fund shares repurchased	2,317,321
Payable for investments purchased	201,200
Accrued expenses:
Comprehensive management fees	523,057
Trustee compensation	12,926
Trustees deferred compensation	296,728

Total liabilities	3,351,232

Net Assets	$428,691,193

Shares outstanding	21,941,431

Net asset value, offering and redemption price per share	$19.54

Net Assets Represent:
Paid-in capital	$439,918,939
Undistributed net investment loss	(252,446)
Accumulated net realized loss from investments	(12,836,967)
Net unrealized appreciation of investments	1,861,667

Net Assets	$428,691,193

* Investments at cost	$423,342,803

The accompanying notes are an integral part of these financial statements.

13

Skyline Special Equities Portfolio

Statement of Operations

For the year ended December 31, 2007

Investment Income:
Dividend income	$5,813,024
Interest income	1,753,758

Total investment income	7,566,782

Expenses:
Comprehensive management fee	8,145,295
Fees to unaffiliated trustees	68,226

Total expenses before offsets	8,213,521

Expense reductions	(560,454)

Net expenses	7,653,067

Net investment loss	(86,285)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	29,945,871
Net unrealized depreciation of investments	(81,878,432)

Net realized and unrealized loss	(51,932,561)

Net Decrease in Net Assets Resulting from Operations	($52,018,846)

Skyline Special Equities Portfolio

Statement of Changes in Net Assets

For the year ended December 31,

	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(86,285)	$(1,862,908)
Net realized gain on investments	29,945,871	99,781,378
Net unrealized depreciation of investments	(81,878,432)	(3,051,080)

Net increase (decrease) in net assets resulting from operations	(52,018,846)	94,867,390

Distributions to Shareholders:
From net realized gain on investments	(71,540,460)	(83,452,670)
From Capital Share Transactions:
Proceeds from sale of shares	78,004,643	105,981,583
Reinvestment of distributions	69,185,272	81,297,078
Cost of shares repurchased	(160,962,122)	(151,645,752)

Net increase (decrease) from capital share transactions	(13,772,207)	35,632,909

Total increase (decrease) in net assets	(137,331,513)	47,047,629
Net Assets:
Beginning of year	566,022,706	518,975,077

End of year	$428,691,193	$566,022,706

End of year undistributed net investment loss	$(252,446)	$(173,946)

The accompanying notes are an integral part of these financial statements.

14

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$25. 99	$25.43	$28.64	$27.78	$20.86

Income from Investment Operations:
Net investment loss*	(0.00)[2]	(0.09)	(0.11)	(0.13)	(0.06)
Net realized and unrealized gain (loss) on investments	(2.57)	4.86	3.32	4.68	8.54

Total from investment operations	(2.57)	4.77	3.21	4.55	8.48

Less Distributions to Shareholders from:
Net realized gain on investments	(3.88)	(4.21)	(6.42)	(3.69)	(1.56)

Net Asset Value, End of Year	$19.54	$25.99	$25.43	$28.64	$27.78

Total Return [1]	(9.91)%	18.71%	10.89%	16.61%	40.71%

Ratio of net expenses to average net assets	1.37%	1.44%	1.47%	1.47%	1.48%
Ratio of total expenses to average net assets	1.47%	1.47%	1.47%	1.47%	1.48%
Ratio of net investment loss to average net assets [1]	(0.02)%	(0.33)%	(0.39)%	(0.47)%	(0.26)%
Portfolio turnover	52%	68%	51%	47%	52%
Net assets at end of year (000’s omitted)	$428,691	$566,023	$518,975	$566,356	$524,575

*	Based on monthly average shares outstanding.
[1]	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced. Expense reductions began in 2006.
[2]	Rounds to less than $0.01 per share.

15

Skyline Special Equities Portfolio

Notes to Financial Statements

December 31, 2007

Skyline Funds (the “Trust”) is an open-end, diversified investment management company, the sole portfolio of which is Special Equities Portfolio (the “Fund”). The Fund commenced public offering of its shares on April 23, 1987. The Fund’s investment adviser is Skyline Asset Management, L.P. (the “Adviser”). The Fund seeks maximum capital appreciation, primarily through investment in common stocks that the Adviser considers to be undervalued.

1.	Significant accounting policies

Security valuation–Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the “principal exchange”), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the counter security traded in the Nasdaq Stock Market (“Nasdaq”) shall be valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds’ Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Some of these services utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term instruments with sixty days or less to maturity are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available or deemed unreliable, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds’ Board of Trustees or a committee thereof.

Security transactions and investment income–Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation–Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

Federal income taxes and dividends to shareholders–It is the Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended; and to distribute substantially all of its taxable income to shareholders and to meet certain diversifications and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the net asset value of the Fund.

Accordingly, at December 31, 2007, the following reclassifications were recorded:

Undistributed Net Investment Income/Loss	Accumulated Net Realized Loss	Paid in Capital
$7,785	$(7,785)	0

On December 28, 2007, a distribution of $3.87979 per share was paid to shareholders of record on December 27, 2007.

The tax character of distributions paid during 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$17,779,320	$15,077,938
Long-term capital gains	53,761,140	68,374,732

	$71,540,460	$83,452,670

As a % of distributions paid (unaudited):
Qualified ordinary income	36%	23%
Ordinary income - dividends received deduction	34%	21%

As of December 31, 2007, the cost of investments on a tax basis was $424,242,324. The components of accumulated earnings on a tax basis were as follows:

Gross unrealized appreciation	$47,871,499
Gross unrealized depreciation	(46,909,353)

Net unrealized appreciation	$962,146

Undistributed ordinary income	$590,431
Undistributed long-term capital gains	91,745

Total distributable earnings	682,176

Other accumulated losses	$(12,872,068)

Total accumulated earnings	$(11,227,746)

At December 31, 2007, the Fund deferred, on a tax basis, post-October losses of $12,619,622.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to wash sales.

Line of Credit–The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit

16

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

agreement, interest on each loan would be fixed at the prime rate less 150 basis points. For the year ended December 31, 2007 there was a loan outstanding for four days that generated interest of $2,204 which was paid by the Advisor.

Use of Estimates–The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Actual results may differ from those estimates and such differences could be material.

Redemption Fee–The Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last. The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividends or capital gains distributions. The Redemption Fee will also not apply to redemptions under hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis). The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent if the authorized agent has indicated that it will administer the Redemption Fee. For the year ended December 31, 2007, the Fund had $9,092 included in capital due to the collection of redemption fees.

Indemnifications–Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust may enter into contracts that provide for general indemnification. The Trust’s maximum liability under those arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

New Accounting Pronouncements–In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Fund’s financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements:’ The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

2.	Transactions with affiliates

For the Adviser’s management and advisory services and the assumption of most of the Fund’s ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets. Effective October 1, 2006, the Adviser voluntarily agreed to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. The waiver’s effect will be to decrease the annual fee paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million) and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Adviser has agreed voluntarily to add two additional breakpoints to its fees for assets in excess of $800 million in light of the voluntary waiver, as follows: 1.20% of the next $200 million (over $800 million to $1 billion) and 1.15% of average daily net assets in excess of $1 billion. The total amount of management fee waived during the year ended December 31, 2007 was $560,454.

Certain officers and trustees of the Fund are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2007, the Fund paid fees of $68,226 to its independent trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, represent an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the trustees. These shares are held by the Adviser on behalf of the Fund, the value of which is reflected in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/ decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. At December 31, 2007, the unrealized depreciation on these shares amounted to $32,817.

17

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

3.	Fund share transactions

As of December 31, 2007, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund’s shares of beneficial interest were as follows:

	2007		2006
	Shares	Amount	Shares	Amount
Proceeds from sales	3,034,770	$78,004,643	3,831,466	$105,981,583
Reinvestment of distributions	3,535,272	69,185,272	3,117,219	81,297,078
Cost of shares repurchased	(6,409,071)	(160,962,122)	(5,579,435)	(151,645,752)

	160,971	$(13,772,207)	1,369,250	$35,632,909

4.	Investment transactions

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2007 were $271,422,941 and $354,786,330, respectively. There were no purchases or sales of U. S. Government securities for the Fund.

5.	Subsequent Event

Effective after the close of business on December 31, 2007, the Skyline Special Equities Portfolio was reorganized into a newly created series of Managers AMG Funds and will retain the name Skyline Special Equities Portfolio (the “Successor Fund”). Managers Investment Group LLC (“Managers”) will serve as the investment advisor and administrator and Skyline Asset Management L. P. will serve as the subadvisor. Effective January 22, 2008, The Bank of New York will replace U.S. Bancorp as the custodian and accounting agent of the Fund and PFPC Inc. will replace U. S. Bancorp as the transfer agent. The Trustees and Officers of the Successor Fund are listed on page 20 of this report.

Proxy Result Information (unaudited)

At the Special Meeting of Shareholders of the Skyline Special Equities Portfolio held on December 18, 2007, the following votes were recorded. The proposal, which shareholders were asked to vote on, is explained in further detail in the proxy statement dated October 22, 2007:

Proposal 1-To approve the Reorganization, as defined and described in the combined proxy statement/prospectus related to the Special Meeting of the shareholders of the Fund held on December 18, 2007.

Pursuant to the Securities and Exchange Act of 1940, such total votes on this proposal represented a quorum of the outstanding shares of the Fund.

Fund	Votes	Percent of Shares Voted	Shares Outstanding
“Affirmative”	11,286,285	96%	20,910,750
“Against”	281,097	2%
“Abstain”	221,419	2%

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Skyline Special Equities Portfolio designates $53,761,140, as long-term capital gain for the taxable year ended December 31, 2007.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Skyline Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (hereafter referred to as the “Fund”), at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2008

19

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 32 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

20

Annual Renewal of Investment Advisory Agreements (unaudited)

At a meeting held on September 6, 2007, the Board of Trustees of Managers AMG Funds, including all of the Independent Trustees (the “Trustees”), unanimously voted to approve, with respect to the Skyline Special Equities Portfolio, a new series of Managers AMG Funds, (the “New Fund”) in connection with the reorganization of the Skyline Special Equities Portfolio, a series of Skyline Funds (the “Predecessor Fund”), into the New Fund (the “Reorganization”), an amendment to the Investment Management Agreement between Managers (“Managers” or the “Investment Manager”) and Managers AMG Funds with respect to the New Fund (the “Investment Management Agreement”), and a new Subadvisory Agreement between Managers and Skyline (“Skyline” or the “Subadvisor”) with respect to the New Fund (the “Subadvisory Agreement” and together with the “Investment Management Agreement”, the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, Managers and Skyline, including fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Managers and Skyline under their respective agreements. Because the New Fund is a newly created series of Managers AMG Funds and has not yet begun operations, no comparative performance information for the New Fund was provided. The Trustees, however, considered the performance of the Predecessor Fund, as disclosed in the Predecessor Fund’s prospectus dated May 1, 2007, its semi-annual report to shareholders dated June 30, 2007, and its annual report to shareholders dated December 31, 2006. The Trustees also noted that Skyline currently serves as subadvisor to the Managers Special Equity Fund, a series of The Managers Funds (the “Special Equity Fund”), and part of the Managers family of funds. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the New Fund Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by Managers, the Trustees reviewed information relating to Managers’ operations and personnel. Among other things, Managers provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by Managers relating to the performance of its duties with respect to other series of Managers AMG Funds and the Trustees’ familiarity with Managers’ management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by Managers in overseeing the portfolio management responsibilities of Skyline; (b) Managers’ ability to supervise the New Fund’s other service providers; and (c) Managers’ compliance programs. The Trustees also took into account the financial condition of Managers with respect to its ability to provide the services required under the Investment Management Agreement.

In considering the nature, extent, and quality of services to be provided by Skyline under the Subadvisory Agreement, the Trustees relied, in part, upon information previously reviewed pertaining to Skyline, with respect to the Special Equity Fund for which Skyline serves as a subadvisor, during the contract renewal segment of the June 7-8, 2007 meeting of the Board of Trustees. The Trustees also noted that Skyline serves as the adviser to the Predecessor Fund and will serve as subadvisor of the New Fund after the Reorganization.

In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Skyline in the past to other Managers Funds, including the Special Equity Fund; (b) the qualifications and experience of Skyline’s personnel; and (c) Skyline’s compliance programs. The Trustees also took into account the financial condition of Skyline with respect to its ability to provide the services required under the Subadvisory Agreement.

The Board considered Skyline’s experience in managing other registered investment company accounts. The Board noted that Skyline, as Subadvisor to the Special Equity Fund, has been subject to periodic compliance reviews by Managers, the results of which are reported to the Trustees at regular meetings. The Trustees found that Skyline’s compliance policies and procedures are reasonably designed to prevent violations of the federal security laws by the New Fund and by Skyline with respect to its activities that could affect the New Fund.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Skyline’s organizational and management structure and Skyline’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at Skyline with portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information. The Trustees noted that Skyline currently manages over $1.4 billion in assets. The Trustees also observed that Skyline has managed the Predecessor Fund since 1987 and that the New Fund’s portfolio would be managed in the same manner and by the same personnel as the Predecessor Fund.

Performance. Because the New Fund had not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund. The Trustees, however, considered the performance of the Predecessor Fund, as disclosed in the Predecessor Fund’s prospectus dated May 1, 2007, its semi-annual report to shareholders dated June 30, 2007, and its annual report to shareholders dated December 31, 2006.

Advisory Fees and Profitability. In considering the reasonableness of the advisory fee charged by Managers for managing the New Fund, the Trustees noted that Managers, and not the New Fund, is responsible for paying the fees charged by the New Fund’s Subadvisors and, therefore, that the fees paid to Managers cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by Managers and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the New Fund to Managers can reasonably be expected to exceed the median

21

Annual Renewal of Investment Advisory Agreements (continued)

advisory fee for the Peer Group, which consists mostly of funds that do not operate with a manager-of-managers structure. The Trustees noted that the New Fund’s advisory fee and total expenses as of June 30, 2007 were higher than the average for funds in the New Fund’s Peer Group with low or no 12b-1 fees. The Trustees took into account the fact that Managers has contractually agreed, through December 31, 2009, to limit the New Fund’s annual operating expenses to 1.32%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by Managers and Skyline and the considerations noted above with respect to Skyline and Managers, the New Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to Managers, the Trustees reviewed information provided by Managers setting forth all revenues and other benefits, both direct and indirect, received by Managers and its affiliates, including Skyline, attributable to managing the New Fund and all the mutual funds in the Managers family of funds, the cost of providing such services and the resulting profitability to Managers and its affiliates from these relationships. The Trustees also noted that the subadvisory fees are paid by Managers out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to Managers is reasonable and that Managers is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by Managers to Skyline, the Trustees reviewed information provided by Skyline regarding the cost to Skyline of providing subadvisory services to the New Fund and the resulting profitability from such relationship, and noted that, because Managers would be an affiliate of Skyline’s, such profitability might be directly or indirectly shared by Managers. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to Managers, including, among others, the indirect benefits that Managers may receive from Skyline’s relationship with the New Fund, including any so-called “fallout benefits” to Managers, such as reputational value derived from Skyline’s serving as Subadvisor to the New Fund, which will bear Skyline’s name if the Subadvisory Agreement were approved.

In addition, the Trustees noted that the subadvisory fees are paid by Managers out of its advisory fee. Accordingly, the cost of services to be provided by Skyline and the profitability to Skyline of its relationship with the New Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the potential size of the New Fund, the Trustees concluded that the effect of any economies of scale being realized by Skyline was not a material factor in the Trustees’ deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Fund Agreements, in addition to those conclusions discussed above: (a) Managers and Skyline have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) Skyline’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c) Skyline is reasonably likely to execute its investment strategy consistently over time; and (d) Managers and Skyline maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the interests of the New Fund and its shareholders. Accordingly, on September 6, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the New Fund Agreements.

22

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS	MANAGERS AND MANAGERS AMG BALANCED FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc. Alliance Bernstein L.P. First Quadrant, L.P.

Northstar Capital Management, Inc. Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION

GOVERNMENT SHORT DURATION

GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
TimesSquare Mid Cap Growth Fund	$21,297	$16,380
TimesSquare Small Cap Growth Fund	$20,252	$17,380
All Funds in the Managers Complex Audited by PwC	$758,032	$723,732

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
TimesSquare Mid Cap Growth Fund	$6,600	$5,500
TimesSquare Small Cap Growth Fund	$6,600	$6,050

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$0	$839,245	$98,304	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ William J. Nutt
William J. Nutt, President

Date: February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date: February 29, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: February 29, 2008